SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2003

ANDREW CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (708) 349-3300

None
(Former name or former address, if changed since last report.)

Item 5.  Other Events

On February 11, 2003, Andrew Corporation issued a press release regarding the appointment of Ralph E. Faison as chief executive officer and president of the company.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)           Exhibits.

99.1                           Press release dated February 11, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

Date: February 11, 2003	By:	/s/ Charles R. Nicholas
Charles R. Nicholas
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 11, 2003